Exhibit 99.1

Braze to Report Fiscal First Quarter 2027 Results; Reaffirms First Quarter and FY27 Guidance

Company Shares Management Team Updates

NEW YORK — April 28, 2026 — Braze (Nasdaq: BRZE), the leading customer engagement platform that empowers brands to Be Absolutely Engaging™, announced today that it will release its financial results for the first quarter of the 2027 fiscal year after U.S. financial markets close on Wednesday, May 27, 2026. Braze will host a webcast conference call to discuss its financial results at 4:30 pm ET (1:30 pm PT) on the same day. The webcast will be available under the events section of its Investor site at investors.braze.com.

In addition, Braze is reaffirming the financial guidance provided on March 24, 2026 for both the first quarter and the full year of its current fiscal year (which ends January 31, 2027).

Management Team Updates

Isabelle Winkles, Chief Financial Officer, has advised the company that she will step down from her role at Braze to pursue another opportunity at a privately held company. Ms. Winkles will continue to serve as the company’s CFO until May 29, 2026, overseeing the close of the current quarter and joining for the presentation of Q1 financial results to the investment community on May 27th. Thereafter, Ms. Winkles will serve in an advisory capacity through August 17, 2026 to ensure a smooth transition.

The company plans to appoint Pankaj Malik, currently Chief Accounting Officer, as its Interim Chief Financial Officer. Mr. Malik has led the accounting department of Braze since 2021. Braze has also begun a formal search to permanently fill the CFO role.

"We are grateful for Isabelle’s leadership and contributions to Braze. Since joining in 2020, her dedication and support have contributed to our success, including navigating the COVID era, the successful execution of our IPO, and overseeing a material improvement to Braze's profitability and free cash flow in subsequent years. We wish her continued success in her future role," said Bill Magnuson, Cofounder and CEO of Braze. "I look forward to working with Pankaj in the interim CFO role. As a valued leader on our finance team, I am confident that he will support a seamless transition as we continue to execute on the market opportunity in front of us. We remain steadfast in our strong market position and continued growth, and I look forward to sharing more during our first quarter earnings call on May 27, 2026."

Braze Welcomes Chief Information Officer

Nick Rockwell will join the company as Chief Information Officer effective June 1, 2026. Nick will report to Braze Cofounder and Chief Technology Officer, Jon Hyman. In his role as CIO, Nick will lead initiatives related to compliance, data governance, AI transformation, enterprise business data flows, and corporate IT. Nick previously held technology and operations leadership roles at Fastly, Inc., the edge cloud platform. Prior to Fastly, Nick was Chief Technology and Chief Information Officer at The New York Times, where he helped the Times make the transition to a digital-first company. Throughout his career, Nick has worked at the intersection of media and technology, scaling companies and building digital products for mass audiences.

“Nick has a strong track record of delivering business value with technology at prominent public companies. His ability to provide engineering and infrastructure leadership to high-performance technology businesses, alongside operational management of enterprise systems at scale makes him an incredible fit for Braze. In particular, Nick's focus on AI enterprise transformation will support ongoing AI transformation across Braze while maintaining high compliance and governance standards,” said Jon Hyman, Cofounder and Chief Technology Officer of Braze.

About Braze

Braze is the leading customer engagement platform that empowers brands to Be Absolutely Engaging™. Braze helps brands deliver great customer experiences that drive value both for consumers and for their businesses. Built on a foundation of composable intelligence, BrazeAI™ allows marketers to combine and activate AI agents, models, and features at every touchpoint throughout the Braze Customer Engagement Platform for smarter, faster, and more meaningful customer engagement. From cross-channel messaging and journey orchestration to Al-powered decisioning and optimization, Braze enables companies to turn action into interaction through autonomous, 1:1 personalized experiences. The company has repeatedly been recognized as a Leader in marketing technology by industry analysts, and was voted a G2 “Best of Marketing and Digital Advertising Software Product” in 2025. Braze was also named a 2025 Best Companies To Work For by U.S. News & World Report, a 2025 America’s Greatest Companies by Newsweek, and a 2025 Fortune Best Workplace in Technology™ by Great Place To Work®. The company is headquartered in New York with 15 offices across the Americas, EMEA, and APAC. Learn more at braze.com.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding Braze’s financial outlook for the first quarter of and the full fiscal year ended January 31, 2027. These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “hope,” “intend,” “may,” "might,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will” and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on Braze’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Braze’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (1) the extent to which Braze achieves anticipated financial targets; (2) Braze’s ability to realize its broader strategic and operating objectives; (3) unstable market and economic conditions may have serious adverse consequences on Braze’s business, financial condition and share price; (4) Braze’s recent rapid revenue growth may not be indicative of its future revenue growth; (5) Braze’s history of operating losses; (6) Braze’s limited operating history at its current scale; (7) Braze’s ability to successfully manage its growth; (8) the accuracy of estimates of market opportunity and forecasts of market growth and the impact of global and domestic socioeconomic events on Braze’s business; (9) Braze’s ability and the ability of its platform to adapt and respond to changing customer or consumer needs, requirements or preferences; (10) Braze’s ability to attract new customers and renew existing customers; (11) the competitive markets in which Braze participates and the intense competition that it faces; (12) Braze’s ability to adapt and respond effectively to rapidly changing technology, evolving cybersecurity and data privacy risks, evolving industry standards or changing regulations; and (13) Braze’s reliance on third-party providers of cloud-based infrastructure; as well as other risks and uncertainties discussed in the “Risk Factors” section of Braze’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 25, 2026, and other subsequent filings Braze makes with the SEC from time to time. The forward-looking statements included in this press release represent Braze’s views only as of the date of this press release and Braze assumes no obligation, and does not intend to update these forward-looking statements, except as required by law.

Investors:

Christopher Ferris

ir@braze.com

Media:

Steve Ballerini

Press@braze.com